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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 14, 2003

METROMEDIA INTERNATIONAL GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-5706 (Commission File Number)	58-0971455 (I.R.S. Employer Identification Number)
505 Park Avenue, 21st Floor New York, New York 10022 (Address of Principal Executive Offices) (Zip Code)

(212) 527-3800
(Registrant's telephone number, including area code)

Item 5.    Other Events.

        On February 14, 2003, Metromedia International Group, Inc. (the "Company") announced that it has received notice from the staff of The American Stock Exchange (the "Exchange" or "AMEX") indicating that the Company no longer complies with the AMEX continued listing requirements and that the Exchange therefore intends to proceed with delisting the Company's Common Stock and 7 1/4% Cumulative Convertible Preferred Stock from the Exchange. The Company anticipates that, upon delisting from the AMEX, its securities will trade on the OTC Bulletin Board. The Company's press release concerning this matter is included as an exhibit to this report.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

99.1	Press release issued by the Company on February 14, 2003.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROMEDIA INTERNATIONAL GROUP, INC.
Date: February 18, 2003	By:	/s/ HAROLD F. PYLE, III Harold F. Pyle, III Senior Vice President Chief Financial Officer and Treasurer

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES